DEAR SHAREHOLDER:



We appreciate your decision to invest in the Tax-Exempt California Money Market Fund. To provide you with an update of holdings and financial highlights, on the following pages you'll find the Fund's annual report for the year ended September 30, 1999.

Briefly, for the past year the Fund's portfolio registered solid performance and achieved its objective of providing maximum current income that is exempt from Federal and State of California income taxes while maintaining stability of principal.

ECONOMIC REVIEW AND OUTLOOK
The past year was one of rapid changes. Early in the year the Federal Reserve Board of Governors (the Fed) eased monetary conditions because of the potential for problems in Latin America and Russia, which in turn, dampened U.S. consumer confidence. This measure was so successful in restoring confidence to volatile capital markets, particularly the stock market, that toward the end of the fiscal year the Fed took measures to tighten monetary conditions. This was due to concerns the economy was growing at too rapid of a pace and inflation would start emerging because of tight labor markets. Meanwhile, a number of foreign economies rebounded, especially Japan and Europe. These factors translated into increased worldwide growth and capital demand, and helped build the expectation that the Gross Domestic Product should remain strong with at least 4% growth. As a result, the Fed seems content on managing interest rates for the remainder of this year and seems interested in maintaining orderly, functioning financial markets. We anticipate a relatively good pace of economic growth continuing into the new year.

Considering this information, we plan to take a relatively defensive approach to the Tax-Exempt California Money Market Fund's average maturity, although we will look for attractive opportunities to extend maturities, and enhance performance.

Rest assured that the Fund's management is dedicated to achieving the Fund's objective. Given the conditions stated above and our strategy, the Tax-Exempt California Money Market Fund offers a high degree of stability, and should continue to be an excellent place for you to invest your money.

Thank you again for your investment in the Tax-Exempt California Money Market Fund. We look forward to serving your investment needs for years to come.

/s/ Frank J. Rachwalski

FRANK J. RACHWALSKI
FUND VICE PRESIDENT AND LEAD PORTFOLIO MANAGER

November 15, 1999

Frank Rachwalski is a Managing Director of Scudder Kemper Investments, Inc. and is Vice President and Lead Portfolio Manager of Tax-Exempt California Money Market Fund. Mr. Rachwalski holds B.B.A. and M.B.A. degrees from Loyola University.

FUND RESULTS
For the 12-month period ended September 30, 1999

Net Annualized Yield                                     2.14%
Equivalent Taxable Yield                                 3.75%

NOTES
The Fund's net yield is the sum of the daily dividend rates for the period, then annualized. Yields are historical, may fluctuate, and do not guarantee future performance.

The equivalent taxable yield allows you to compare the Fund with the performance of taxable money market funds. It is based upon the Fund's yield and a combined Federal and State of California marginal income tax rate of 42.9%. Income may be subject to local taxes and for some investors, the alternative minimum tax.

Like all money market funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money.

The views expressed in this report reflect those of the portfolio manager only through the end of the period stated above. The manager's views are subject to change at any time, based on market and other conditions.

PORTFOLIO OF INVESTMENTS

Tax-Exempt California Money Market Fund

September 30, 1999
(Value in thousands)


                                                    Value
(A)VARIABLE RATE DEMAND SECURITIES
State of California
  Eastern Municipal Water District
      3.40%                                        $  9,000
  Economic Development Financing Authority
    California Independent Systems Project
      4.00%                                           1,600
    Volk Enterprises, Inc. Project
      3.45%                                           1,700
  Health Facilities Financing Authority
    Catholic Healthcare Revenue
      3.40%                                           7,300
    Scripps Memorial Hospital
      3.10%                                           3,500
    Sutter Health Revenue
      3.50%                                           9,800
  Pollution Control Financing Authority
    Browning Ferris Industries
      3.40%                                           5,000
    Occidental Geothermal, Inc. Project
      3.20%                                           1,400
    Pacific Gas and Electric Co.
      3.70%                                          11,300
    Pacific Gas and Electric Co.
      3.75%                                          10,900
    Southern California Edison
      4.05%                                          15,200
    Western Waste Industries
      3.60%                                           1,800
  Public Capital Improvements Financing Authority
      3.35%                                           1,500
  Southern California Public Power Authority
      3.20%                                           6,800
  Statewide Communities Development Authority
    Leveche, LLC Project
      4.30%                                           3,670
    Multifamily Housing Revenue
      3.35%                                           8,000
-----------------------------------------------------------
Alameda-Contra Costa
Schools Financing Authority
      3.55%                                           1,730
-----------------------------------------------------------
Alhambra
Multifamily Housing Revenue
      4.93%                                           2,200
-----------------------------------------------------------
Anaheim
Public Improvement Corp.
      3.20%                                           1,200
-----------------------------------------------------------

                                                    Value
Berkeley
YMCA of Berkeley
      3.45%                                        $  5,910
-----------------------------------------------------------
Chula Vista
Multifamily Housing Revenue
      3.40%                                           2,000
-----------------------------------------------------------
Hayward
Multifamily Housing Revenue
      3.50%                                           2,000
-----------------------------------------------------------
Irvine
  Assessment District
    Improvement Bonds, District No 97-17
      3.50%                                           1,150
    Improvement Bonds, District No 85-7-I
      3.30%                                           5,200
    Improvement Bonds, District No 94-15
      3.50%                                           1,200
    Improvement Bonds, District No 87-8
      3.50%                                           1,500
  Ranch Water District
      4.00%                                           6,800
-----------------------------------------------------------
Kern County
Public Facilities Project
      3.40%                                             800
-----------------------------------------------------------
Los Angeles County
  Community Development Commission
      3.38%                                           1,000
  Industrial Development Authority
      3.60%                                           1,500
  Multifamily Housing Revenue
      3.00%                                          11,240
  Pension Obligation Bonds
      3.20%                                           8,000
  Transportation Commission
      3.20%                                           3,700
-----------------------------------------------------------
Oakland County
  Financing Authority Lease Revenue
      3.30%                                           4,900
  Financing Authority Lease Revenue
      3.40%                                           5,200
-----------------------------------------------------------

Tax-Exempt California Money Market Fund

                                                    Value
Orange County
  Sanitation Districts
      3.50%                                        $  5,000
  Water District
      3.45%                                           1,000
-----------------------------------------------------------
Riverside County
Public Facilities Project
      3.20%                                           1,300
-----------------------------------------------------------
Roseville
Hospital Lease Revenue
      3.45%                                           3,850
-----------------------------------------------------------
Sacramento County
  Administrative Center & Courthouse Project
      3.55%                                           2,355
  Multifamily Housing Revenue
      3.25%                                           1,750
-----------------------------------------------------------
San Bernardino County
  County Center Refinancing Project
      3.25%                                           3,600
  Medical Center Financing Project
      3.10%                                          10,000
-----------------------------------------------------------
San Jose
Multifamily Housing Revenue
      3.45%                                           4,000
-----------------------------------------------------------
San Marcos
Multifamily Housing Revenue
      3.60%                                           6,900
-----------------------------------------------------------
Santa Ana
School District
      3.30%                                           1,300
-----------------------------------------------------------
Santa Clara County
  Hospital Facilities Authority
      3.20%                                           3,100
  Multifamily Housing Revenue
      3.40%                                           4,800
-----------------------------------------------------------
Simi Valley
Multifamily Housing Revenue
      3.55%                                           4,000
-----------------------------------------------------------
Vallejo
Industrial Development Authority
      3.40%                                           2,900
-----------------------------------------------------------
Ventura County
Triunfo Sanitation District
      3.70%                                           2,190
-----------------------------------------------------------

                                                    Value
West Basin
Water District
      3.15%                                           4,500
-----------------------------------------------------------
Woodland
Multifamily Mortgage Revenue
      3.25%                                        $  4,620
-----------------------------------------------------------
Puerto Rico
  Government Development Bank
      3.10%                                           2,300
  Highway and Transportation Authority
      3.45%                                           5,800
-----------------------------------------------------------

TOTAL VARIABLE RATE DEMAND
SECURITIES -- 60.0%
(average maturity: 6 days)                          240,965
-----------------------------------------------------------

OTHER SECURITIES
State of California
  General Obligation
      3.00%-3.25%, 10/13/99-11/16/99                 21,500
  Metropolitan Water Authority
      2.85%-3.30%, 10/12/99-11/10/99                 16,500
  Pollution Control Financing Authority
      3.05%-3.25%, 10/8/99-10/19/99                   6,500
  School Cash Reserve Program Authority
      4.00%, 07/03/00                                 3,221
  University of California Regents
      3.00%, 10/27/99                                 8,000
-----------------------------------------------------------
Fontana
School District
      3.50%, 07/07/00                                 8,019
-----------------------------------------------------------
Los Angeles County
  Capital Asset Lease Corp.
      3.00%-3.20%, 10/14/99-11/08/99                 15,000
  Transportation Commission
      4.00%, 6/30/00                                  5,527
-----------------------------------------------------------
Sacramento County
Municipal Utility District
      3.20%, 10/07/99-10/12/99                        7,400
-----------------------------------------------------------
San Francisco
  Airport
      3.15%, 10/07/99                                 3,065
  Bay Area Rapid Transit
      3.15%-3.25%, 10/6/99-11/09/99                  12,100
  Public Utilities
      3.00%-3.25%, 10/12/99-11/9/99                  11,000
-----------------------------------------------------------

Tax-Exempt California Money Market Fund

                                                    Value
Puerto Rico
  Government Development Bank
      2.90%-3.40%, 10/13/99-2/16/00                $ 24,607
-----------------------------------------------------------
Ventura
Financing Authority Lease Revenue
      2.85%-3.10%, 10/15/99-11/5/99                  18,500
-----------------------------------------------------------

TOTAL OTHER SECURITIES--40.0%
(average maturity: 54 days)                         160,939
-----------------------------------------------------------

TOTAL INVESTMENTS--100%
(average maturity: 25 days)                         401,904
-----------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate demand securities are payable within five business days and are backed by credit support agreements from banks or insurance institutions. The rates shown are the current rates at September 30, 1999.

See accompanying Notes to Financial Statements.

Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES

September 30, 1999
(in thousands)
----------------------------------------------------------

ASSETS
----------------------------------------------------------
Investments, at amortized cost                    $401,904
----------------------------------------------------------
Receivable for:
  Investments sold                                     150
----------------------------------------------------------
  Interest                                           1,255
----------------------------------------------------------
  Fund shares sold                                   8,416
----------------------------------------------------------
Other assets                                             8
----------------------------------------------------------
    Total assets                                   411,733
----------------------------------------------------------
LIABILITIES AND NET ASSETS
----------------------------------------------------------
Due to custodian bank                                4,112
----------------------------------------------------------
Payable for:
  Dividends                                             28
----------------------------------------------------------
  Fund shares redeemed                               4,763
----------------------------------------------------------
  Management fee                                        75
----------------------------------------------------------
  Distribution services fee                             85
----------------------------------------------------------
  Custodian and transfer agent fees
  and related expenses                                 130
----------------------------------------------------------
  Trustees' fees and other                             108
----------------------------------------------------------
    Total liabilities                                9,301
----------------------------------------------------------
Net assets, applicable to
shares outstanding                                $402,432
----------------------------------------------------------

THE PRICING OF SHARES
----------------------------------------------------------
Shares outstanding                                 402,432
----------------------------------------------------------
Net asset value and
redemption price per share                           $1.00
----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.



STATEMENT OF OPERATIONS

Year ended September 30, 1999
(in thousands)
----------------------------------------------------------

INVESTMENT INCOME
----------------------------------------------------------
Interest income                                     $8,113
----------------------------------------------------------
EXPENSES:
  Management fee                                       625
----------------------------------------------------------
  Distribution services fee                            921
----------------------------------------------------------
  Custodian and transfer agent fees and related
  expenses                                             394
----------------------------------------------------------
  Professional fees                                     34
----------------------------------------------------------
  Reports to shareholders                               57
----------------------------------------------------------
  Trustees' fees and other                              74
----------------------------------------------------------
    Total expenses                                   2,105
----------------------------------------------------------
Net investment income                               $6,008
----------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

Years ended September 30, 1999 and 1998
(in thousands)
---------------------------------------------------------

                                        1999         1998
                                     -----------   --------
OPERATIONS:
Net investment income                $     6,008      3,745
-----------------------------------------------------------

Dividends to shareholders from
net investment income                     (6,008)    (3,745)
-----------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (DOLLAR
AMOUNTS AND NUMBER OF SHARES
ARE THE SAME):
  Shares sold                          2,001,802    807,819
-----------------------------------------------------------
  Shares issued in reinvestment
  of dividends                             6,031      3,616
-----------------------------------------------------------
  Shares redeemed                     (1,770,338)  (763,930)
-----------------------------------------------------------
Net increase (decrease) from
capital share transactions and
total increase (decrease) in net
assets                                   237,495     47,505
-----------------------------------------------------------
NET ASSETS:
Beginning of year                        164,937    117,432
-----------------------------------------------------------
End of year                          $   402,432    164,937
-----------------------------------------------------------

Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS


1. DESCRIPTION OF THE FUND

Tax-Exempt California Money Market Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the fund in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
The fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which the fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

FEDERAL INCOME TAXES
The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its tax exempt income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal tax provision was required.

DISTRIBUTION OF INCOME AND GAINS
All of the net investment income of the fund is declared as a daily dividend and is distributed to shareholders monthly. Net investment income includes all realized gains (losses) on portfolio securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discount and premiums are accepted amortized for both tax and financial reporting purposes.

3. TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT
The fund has a management agreement with Scudder Kemper Investments, Inc. (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .22% of the first $500 million of average daily net assets declining to .15% of average daily net assets in excess of $3 billion. During the year ended September 30, 1999, the fund incurred a management fee of $625,000.

DISTRIBUTION AGREEMENT
The fund has an administration, shareholder services and distribution agreement with Kemper Distributors, Inc. (KDI). For distribution services, the fund pays KDI an annual fee of .33% of average daily net assets of the fund. KDI has related service agreements with various firms to provide cash management and other services for fund shareholders. Under these agreements, KDI pays such firms at an annual rate ranging from .15% to .33% of the average daily net assets of those accounts that they maintain and service. During the year ended September 30, 1999, the fund incurred a distribution services fee of $921,000.

SHAREHOLDER SERVICES AGREEMENT
Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the

                                                                               7
Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agreement, KSvC received shareholder services fees of $309,000 for the year ended September 30, 1999.

OFFICERS AND TRUSTEES
Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended September 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $16,000 to independent trustees.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year ended September 30,
                                                             ----------------------------------------------------
                                                               1999       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $1.00       1.00       1.00       1.00       1.00
-----------------------------------------------------------------------------------------------------------------
Net investment income                                             .02        .03        .03        .03        .03
-----------------------------------------------------------------------------------------------------------------
Less dividends declared                                           .02        .03        .03        .03        .03
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $1.00       1.00       1.00       1.00       1.00
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                    2.15%      2.71       2.91       2.93       3.23
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                          .75%       .74        .78        .72        .75
-----------------------------------------------------------------------------------------------------------------
Net investment income                                            2.14%      2.66       2.78       2.88       3.16
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                   $402,432    164,937    117,432    118,884    105,292
-----------------------------------------------------------------------------------------------------------------

Tax-Exempt California Money Market Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Exempt California Money Market Fund as of September 30, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Exempt California Money Market Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                         Chicago, Illinois
                                         November 18, 1999

                                         TAX-EXEMPT
                                         CALIFORNIA
                                         MONEY MARKET
                                         FUND
                                         ANNUAL
                                         REPORT
                                         SEPTEMBER 30, 1999


PRINCIPAL UNDERWRITER:

KEMPER DISTRIBUTORS, INC.
222 S. Riverside Plaza, Chicago, IL 60606

This report is not to be distributed unless preceded or accompanied by a Tax-Exempt California Money
Market Fund prospectus.

TECA-2  510340 11/99            (LOGO)printed on recycled paper